UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2015

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LIFE PARTNERS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-7900	74-2962475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

204 Woodhew Waco, Texas	76712
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (254) 751-7797

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.    Bankruptcy or Receivership

As previously disclosed in its Current Report on Form 8-K filed on January 26, 2015, Life Partners Holdings, Inc. (the “Company”) filed a voluntary petition for relief (Case No. 15-40289) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”) on January 20, 2015. On March 10, 2015, the Bankruptcy Court ordered that the motion of the Securities and Exchange Commission seeking the appointment of a Chapter 11 Trustee was granted and that the United States Trustee shall appoint a Chapter 11 Trustee, subject to the Bankruptcy Court’s approval.

On March 13, 2015, William T. Neary, the United States Trustee for the Northern District of Texas, appointed Mr. H. Tomas Moran II as Chapter 11 Trustee for the Company.

Pursuant to the Bankruptcy Code, and subject to the supervision and approval of the Bankruptcy Court, the Chapter 11 Trustee will have authority over the Company’s assets and affairs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE PARTNERS HOLDINGS, INC.

Date: March 19, 2015	By:	/s/ Colette Pieper
Colette Pieper
Corporate Secretary